T. Rowe Price U.S. Treasury Long-Term Fund

Supplement to Prospectus Dated March 1, 2020

The fund’s Board of Directors has approved changes to the fund’s name, investment objective, fee structure, and overall investment program, which includes changing to an index strategy that tracks the returns of its current benchmark index. These changes are expected to become effective on October 1, 2020, subject approval by the fund’s shareholders of change to the investment objective.

Effective October 1, 2020, the fund will change its name from the T. Rowe Price U.S. Treasury Long-Term Fund to the T. Rowe Price U.S. Treasury Long-Term Index Fund. In connection with the name change and to align with the shift to an index strategy, the fund’s investment objective is proposed to be changed to seek to provide high income consistent with maximum credit protection.

The fund’s management fee currently consists of a group fee component that declines at certain asset levels and is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private label mutual funds) and an individual fund fee component. However, the individual fund fee is 0.00% so the fund’s management fee equals the group fee rate. On May 31, 2020, the annual group fee rate was 0.29%. In addition, through at least September 30, 2020, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.15% of the fund’s average daily net assets. Effective October 1, 2020, the arrangement limiting the overall management fee to 0.15% will be terminated and the group fee component of the management fee will be eliminated, and the fund will begin paying T. Rowe Price an annual investment management fee of 0.06% based on the fund’s average daily net assets.

Effective October 1, 2020, subject to approval by the fund’s shareholders of the change to the fund’s investment objective, the following changes will be made to the prospectus:

The investment objective on page 1 will be revised as follows:

The fund seeks to provide high income consistent with maximum credit protection.

The fee table and expense example on pages 1—2 will be revised as follows:

Fees and Expenses of the Fund

	Investor Class		I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.06%[b]		0.06%[b]	0.06%[b]

Distribution and service (12b-1) fees	—		—	—

Other expenses	0.16		0.01	0.01

Total annual fund operating expenses	0.22	[b]	0.07 [b]	0.07

Fee waiver/expense reimbursement	—		—	(0.07)[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.22	[b]	0.07 [b]	0.00 [c]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc. expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$23	$71	$124	$280
I Class	7	23	40	90
Z Class	0	0	0	0

The disclosure under “Principal Investment Strategies” on pages 2—3 will be revised as follows:

The fund seeks to track the investment returns of its benchmark index, the Bloomberg Barclays U.S. Long Treasury Bond Index. Under normal conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities that are held in its benchmark index and at least 80% of its net assets (including any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government. The remainder of the portfolio may be invested in other securities backed by the full faith and credit of the U.S. government. The fund’s weighted average maturity will normally exceed 10 years, and it will vary consistent with the weighted average maturity of the benchmark index.

The Bloomberg Barclays U.S. Long Treasury Bond Index is an index consisting of U.S. dollar-denominated, fixed rate nominal debt issued by the U.S. Treasury with maturities of 10 years or more. The fund does not attempt to fully replicate the index by holding each of the bonds represented in the index. Instead, the fund uses a sampling strategy to attempt to track the returns of the index, which involves investing substantially all of its assets in a portfolio structured to have overall characteristics, such as maturity, duration, and security structure, similar to those of the index.

U.S. Treasury securities in which the fund may invest include Treasury bills, notes, and bonds (which includes Treasury STRIPS), as well as Treasury inflation protected securities. The fund buys and sells U.S. Treasury futures, which are futures contracts collateralized by U.S. Treasury bonds or notes, to gain efficient exposure to U.S. Treasury securities, help realign the portfolio with the benchmark index, adjust its sensitivity to interest rate changes, and/or manage cash flows into and out of the fund.

The fund’s other investments may include the following:

• Securities backed by the full faith and credit of the U.S. government (including, but not limited to, securities issued by Government National Mortgage Association and other government agencies and certain corporate debt securities guaranteed by U.S. government agencies); and

• Shares of a T. Rowe Price internal money market fund or short-term bond fund that invests exclusively in securities backed by the full faith and credit of the U.S. government.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, better align its portfolio with the characteristics of its benchmark index, or to satisfy redemption requests.

The following will be added under “Principal Risks” on pages 3—4:

Index investing Because the fund is managed to track the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or the outlook for interest rates and U.S. Treasury securities.

Tracking error The returns of the fund may deviate from the returns of its benchmark index (referred to as “tracking error”) because the fund incurs fees and transaction expenses while the index has no fees or expenses. Increased tracking error could also result from changes in the composition of the index or the timing of purchases and redemptions of fund shares. The fund uses a sampling strategy and does not attempt to fully replicate its benchmark index, which increases the potential for the fund’s performance to deviate from that of its index.

The disclosure under “The Management Fee” on pages 7—8 will be revised as follows:

The fund pays T. Rowe Price an annual investment management fee of 0.06% based on the fund’s average daily net assets. The fund calculates and accrues the fee daily. Prior to

October 1, 2020, the fund paid a management fee consisting of an “individual fund fee” component and a “group fee” component, which is calculated daily based on the combined net assets of most T. Rowe Price Funds (on May 31, 2020, the annual group fee rate was 0.29%, and the individual fund fee was 0.00% so the fund only paid the group fee rate). In addition, through at least September 30, 2020, T. Rowe Price had contractually agreed to waive a portion of the management fee it was entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.15% of the fund’s average daily net assets. Any fees previously waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund. This agreement automatically renewed for one year terms, but was terminated by the fund’s Board of Directors based on the new management fee rate of 0.06%.

The investment objective on page 9 will be revised as follows:

The fund seeks to provide high income consistent with maximum credit protection.

The following will be added under “Principal Risks” beginning on page10:

Index investing The fund is designed to track the performance of an index tied to a particular market segment whether that market segment is rising or falling. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. The index sponsor could remove securities from the index, causing the fund to sell at a disadvantageous time, or add securities to the index, causing the fund to buy at a disadvantageous time. The fund’s holdings may be reallocated due to changes in the index composition but are generally not reallocated based on changes in market conditions or the outlook for interest rates and U.S. Treasury securities. As a result, the fund is less diversified than actively managed funds investing in a broader range of securities and could experience significant volatility, particularly during times when the U.S. Treasury market is experiencing unfavorable investing conditions.

Tracking error While all index funds are susceptible to some degree of tracking error, the use of sampling for the fund may result in increased deviation from its index. In addition, the fund’s returns could deviate from those of its index because the fund incurs fees and transaction expenses, but the index has no fees or expenses. The timing of cash flows and the fund’s size can also influence returns. For example, the fund’s failure to reach a certain asset size may limit its ability to purchase representative securities in the index. Or, a large cash flow into or out of the fund may cause its return to deviate from the index.

The date of this supplement is August 11, 2020.

F67-041 8/11/20